UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 31, 2005

Date of Report (Date of earliest event reported)

FNB FINANCIAL SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number : 0-13086

North Carolina	56-1382275
(State of incorporation)	(I.R.S. Employer Identification No.)

1501 Highwoods Boulevard, Suite 400 Greensboro, North Carolina	27410
(Address of principal executive offices)	(Zip Code)

(336) 369-0900
(Registrant’s telephone number, including area code)

This Form 8-K has 4 pages.

ITEM 2.02:   Results of Operations and Financial Condition

         The purpose of this Current Report on Form 8-K is to file FNB Financial Services Corporation’s fourth quarter 2004 earnings release.

ITEM 9.01(c):   Exhibit

         Exhibit 99.1 Earnings Release issued January 31, 2005

S  I  G  N  A  T  U  R  E

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB FINANCIAL SERVICES CORPORATION (Registrant) By: /s/ MICHAEL W. SHELTON Michael W. Shelton Senior Vice President and Chief Financial Officer

Date:      January 31, 2005